UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Earliest event reported) November 30, 2005

                           BIOPHAN TECHNOLOGIES, INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Nevada                  0-26057                82-0507874
      ------------------------     ------------------     ------------------

(State or other jurisdiction        (Commission            (I.R.S. Employer
         of incorporation)          file number)          Identification No.)

        150 Lucius Gordon Drive, Suite 215
                  West Henrietta, New York                             14586
        -----------------------------------------------           -------------
        (Address of principal executive offices)                   (Zip code)

                                 (585) 214-2441
                        --------------------------------
                         (Registrant's telephone number
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 30, 2005, we entered into a Securities Purchase Agreement for the acquisition of an initial 35% interest in Myotech, LLC (`Myotech"), a New York limited liability company, whereby we will exchange 4,923,020 shares of our common stock, par value $.005, for 3,687,719 Class A (voting) units of Myotech. Under the Securities Purchase Agreement, we will also purchase for cash consideration of $2.225 million an additional 802,568 Class A units of Myotech over a six-month period. As of November 30, 2005, we are obligated to issue the shares and fund the investment amount so long as certain additional conditions are met.

Further, at our discretion, we may purchase up to an additional 3,486,713 Class A units of Myotech for aggregate cash consideration of $9.775 million upon achievement of certain milestones satisfactory to Biophan measured over a 24-month period. Upon the consummation of these additional elective milestone investments, we may acquire up to a majority interest in Myotech. Michael Weiner, our President and Chief Executive Officer, has an equity interest in an entity that owns Class A units of Myotech. In addition, Jeffrey Helfer and Stuart MacDonald, executive officers of Biophan, also own Class A units of Myotech.

The Securities Purchase Agreement contains conventional representations, warranties and covenants. The Securities Purchase Agreement is expected to be filed with our upcoming Form 10-Q filing, and the foregoing description is qualified in its entirety by reference to such agreement.

The shares issuable to Myotech under the Securities Purchase Agreement are subject to a Rights Agreement between us and Myotech entered into on November 30, 2005. Under the Rights Agreement, we have agreed to, among other things, register the Biophan shares issued to Myotech upon the later of (i) February 1, 2006, or (ii) 10 business days after the declaration of effectiveness of our currently filed registration statement (no. 333-128774). The Rights Agreement will be filed as an exhibit to our upcoming Form 10-Q filing, and the foregoing description is qualified in its entirety by reference to such agreement.

Item 7.01.  Regulation FD Disclosure.

On December 2, 2005, we issued a press release announcing the execution of the Securities Purchase Agreement. The press release is filed herewith as Exhibit
99.1 and is incorporated herein by reference. The information in this report furnished pursuant to Item 7.01 shall not be deemed to be filed for purposes of
Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered filed under the Exchange Act, or we incorporate it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Number            Exhibit
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99.1              Press Release dated December 2, 2005: Biophan Acquires Equity
                  Stake in MYOTECH to Accelerate Commercialization of
                  Breakthrough Cardiac Assist Device Technology




                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BIOPHAN TECHNOLOGIES, INC.

                                                /S/ Robert J. Wood
Date: December 2, 2005                          -------------------------------
                                                         (Signature)

                                                Robert J. Wood
                                                CFO, Treasurer, Secretary
                                                (Principal Financial Officer)